UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

811-03074

(Investment Company Act file number)

Northeast Investors Growth Fund

(Exact name of registrant as specified in charter)

100 High Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

(617) 523-3588

(Registrant’s telephone number, including area code)

Robert Kane

100 High Street

Boston, MA 02110

(Name and address of agent for service)

December 31

Date of fiscal year end

December 31, 2012

Date of reporting period

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

Northeast
Investors Growth Fund

ANNUAL REPORT
DECEMBER 31, 2012

N.E
60
20

Northeast Investors Growth Fund	Shareholder Letter

Dear Fellow Shareholders,

The Fund performed well on an absolute level, +12.42%, for the year ending December 31, 2012. On a relative basis, though, we underperformed our benchmark, the S&P 500 Index, +16.00%. Investors began the year concerned about the structural viability of the European Union, and the slow pace of GDP growth coupled with high levels of unemployment in the United States. We ended the year reassured that the EU would survive but concerned about the outcome of the US “fiscal cliff” of automatic tax increases and spending cuts scheduled to go into effect at the start of 2013.

The first quarter of 2012 ended on a good note. Unemployment was decreasing, retail sales were improving, and, importantly, housing continued to make steady progress off its long bottom. Fears of a European meltdown, which had reached a peak in late 2011, were subsiding. Though concerns over slowing growth in the emerging markets, particularly China, troubled investors, US markets forged ahead with much of the year’s gains occurring in just these first three months. Economically sensitive cyclical sectors, particularly the beaten down financial companies, led the market in this “risk-on” environment.

The second quarter began to show signs of strain. Though home sales continued to improve, consumers became more cautious as further troubles in Europe and Asia weighed on confidence. With Europe possibly closer to another recession and China, the world growth engine, stalling, it seemed likely the US could weaken too as our GDP growth, though positive, was not strong enough to fend off a markedly slower world economy. The Federal Reserve noted that the continued weak recovery could prompt them to take further action to assist the economy.

The third quarter revealed a notable change in European markets, and to a lesser extent in the US, as both areas received a boost from accommodative monetary policy. Mario Draghi, President of the ECB, pledged to do “whatever it takes to preserve the Euro.” His later announcement of quantitative easing reassured investors the EU may be able to resolve its problems, if only by extending them to another day. This seemed preferable to the uncertainty that would arrive from a messy disintegration of the EU. Within the US, the Fed extended Operation Twist and announced QE3. Intervention this time was slightly different from the past two: the Fed stated monetary intervention would continue until there was “substantial” improvement in the labor market. Their actions emphasized their lingering concern that US economic growth would be more modest and slower for a longer period of time. Both of these monetary measures served to rekindle investor confidence in the equity markets in the third quarter. These were helpful actions for the time being, but we remain concerned about the resulting dislocations when monetary authorities ultimately begin to withdraw support and let the economy stand without their substantial accommodations. Although, with low levels of inflation and modest growth, it does not appear to be in the near future.

The fourth quarter was dominated by domestic issues: the 2012 elections and the approach of the “fiscal cliff.” The elections re-focused voters’ attention on the slow-growing US economy and the modest improvement in the jobless rate. Still, voters seemed to answer the question, “Are you better off now than four years ago?” in the affirmative with a vote for the incumbent. The outcome indicated the electorate felt the troubled economy of the last four years was not President Obama’s handiwork, and perhaps a second term could allow him to build upon the recovery. But after the election ended, the market sold off sharply as fears of the “cliff’s” automatic tax increases and spending cuts derailing the fragile US recovery swelled. At Christmas,

Annual Report | December 31, 2012	1

Northeast Investors Growth Fund	Shareholder Letter

a resolution seemed possible, and Congress worked through the New Year’s holiday to reach an agreement that served to pull the nation back from the edge. Very broadly, income taxes were increased on those earning over $450K, long-term gains and dividend taxes increased from 15% to 20% for these same high earners, the payroll tax holiday ended, and the deadline on spending cuts was extended to give Congress more time to resolve the issue. Although it was not a full resolution of the problem, perhaps the economy avoided the hard landing that was being forecasted.

As to the Fund, we tracked performance of the S&P 500 Index closely during the early part of the year, sometimes trailing, sometimes pulling ahead. Our stock picks in some of the better performing sectors such as Consumer Discretionary and Financials hindered Fund performance, while our picks in Consumer Staples and Information Technology contributed the most to performance.

We were modestly overweight in Consumer Discretionary, the second best performing sector in the Index. Walt Disney performed very well as their media division continued to gain strength and their park attendance began to show a consumer recovery. Drags on performance were from Coach Inc, McDonalds, and Nike. These companies faltered due to their exposure to the slower growing economy in Europe and the slowing Asian economy. We had little exposure to the strong performing home builders which led the sector.

Financials was the best performing sector in the S&P Index and our modest overweight here was favorable. We maintained a bias toward higher quality names like Wells Fargo, US Bancorp, and T. Rowe Price. Although these stocks outperformed the Index, they underperformed the Financials sector. Beaten down banks like Bank of America, Regions Financial and Citigroup Inc. surged more than 50% and drove performance in the Financials sector. We had avoided these names in favor of generally lower beta, higher quality companies.

Additionally, the Fund began the year with a sector overweight in the Energy area which hurt performance. As we mentioned in our June letter, Energy fared very poorly during the first half of the year. Demand for commodities decreased as the world economies slowed. Additional supplies of oil also came on the market pushing prices lower. Natural gas prices remained at low levels as the “fracking” revolution in the US continued to boost supply. Though the area recovered ground in the third quarter, it ended the year as the second worst performing sector in the S&P 500 Index, above only Utilities.

The biggest contributor to Fund performance came from the Consumer Staples area. Although we held a market weight for much of the year, familiar names like CVS Caremark Corp, Nestle Inc. and newcomer Diageo PLC turned in strong performances, outperforming the sector and Index performance.

Positive contributors to performance for much of the year also came from investments in the Technology area. Our largest position, Apple, became the largest company in US history in August and then peaked in September at an all-time stock price high of $704. A disappointing earnings report in October caused the stock to retreat about 25%, erasing a sizable chunk of its gains for the year, but it still finished an impressive +32%. Many investors appear increasingly worried the company’s lock on innovation is moderating. Another standout performer was the Fund’s investment in Visa Inc., which returned 51% since our initial purchase. Visa has been one of the biggest beneficiaries of the move to a “cashless” world. Owning the actual networks over which electronic payments flow, Visa collects a fee for each transaction while avoiding any credit risk.

2	www.northeastinvest.com

Northeast Investors Growth Fund	Shareholder Letter

While this move is largely underway in most developed countries, the runway remains long in emerging economies where cash still dominates.

As we end the year, the improving unemployment rate and housing recovery are bright points. The unemployment rate ended the year at 7.8%, the first time this figure has been below 8% since the beginning of the “Great Recession.” Housing starts in 2012 were at their highest levels since 2008 and up over 35% on the year. If housing continues to recover and individuals return to the workforce, our economy could continue to gain traction. We hope fiscal constraints won’t discourage the nascent recovery. In December, we worried consumers would reduce their spending and businesses would reduce their investments in light of the uncertainty of the “fiscal cliff.” Even though the New Year began with some clarity on these issues, not all was resolved so we may see the markets react negatively as the new deadlines approach in the spring.

We welcome and encourage you to contact us with any questions, concerns or comments. Please call us directly or visit our website at www.northeastinvest.com where you can view the Fund’s closing price, portfolio composition, and historical performance. If you follow your investments online, the ticker symbol for the Fund is NTHFX. Our lines of communication are always open to our most important partners, our fellow shareholders. We continue to appreciate your support.

William A. Oates, Jr.	John F. Francini	Nancy M. Mulligan
Febraury 2013

Annual Report | December 31, 2012	3

Northeast Investors Growth Fund	Portfolio Update
December 31, 2012 (Unaudited)

Average Annual Total Return (For the Period Ended December 31, 2012)

	1 Year	5 Year	10 Year	Expense Ratio
Northeast Investors Growth Fund	12.42%	-1.90%	5.79%	1.40%
S&P 500 Total Return Index	16.00%	1.66%	7.10%

Performance Graph – Ten Years

The following graph compares the cumulative total shareholder return on the Northeast Investors Growth Fund shares over the ten preceding years to the cumulative total return on the Standard & Poor’s 500 Index, assuming an investment of $10,000 in both at their closing prices on December 31, 2002 and reinvestment of dividends and capital gains. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Keep in mind that past performance does not guarantee future returns, and an investment in the Fund is not guaranteed. For management’s discussion of the Fund’s 2012 performance, including strategies and market conditions which influenced such performance, see the Shareholder Letter.

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Northeast Investors Growth Fund	$12,839	$13,938	$15,525	$16,959	$19,316	$11,279	$14,555	$16,939	$15,610	$17,549
Standard & Poor’s 500 Total Return Index	$12,868	$14,269	$14,970	$17,334	$18,286	$11,521	$14,570	$16,764	$17,118	$19,858

4	www.northeastinvest.com

Northeast Investors Growth Fund	Portfolio Update
December 31, 2012 (Unaudited)

Returns and Per Share Data

	Years Ended December 31,
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Net Asset Value	15.26	16.52	18.40	20.10	20.19	11.74	15.15	17.60	16.22	16.67
Dividend Dist.	0.03	0.05	0.00	0.00	0.04	0.05	0.00	0.03	0.00	0.10
Capital Gains Dist.	0.00	0.00	0.00	0.00	2.60	0.00	0.00	0.00	0.00	1.47
NEIG Return (%)	28.39%	8.56%	11.38%	9.24%	13.90%	-41.61%	29.05%	16.38%	-7.84%	12.42%
S&P 500 Return (%)	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%

Ten Largest Investment Holdings

	Market Value	Percent of Net Assets
Apple, Inc.	$4,930,527	6.75%
American Tower Corp., Class A	3,201,373	4.38%
Walt Disney Co.	2,946,323	4.03%
Wells Fargo & Co.	2,836,940	3.89%
Diageo PLC, ADR	2,576,418	3.53%
Visa, Inc., Class A	2,516,228	3.45%
QUALCOMM, Inc.	2,350,558	3.22%
Oracle Corp.	2,165,800	2.97%
U.S. Bancorp	2,159,144	2.96%
CVS/Caremark Corp.	2,151,575	2.95%

Annual Report | December 31, 2012	5

Northeast Investors Growth Fund	Portfolio Update
December 31, 2012 (Unaudited)

Summary of Sector Weightings as a Percentage of Net Assets

Communications	4.03%
Consumer, Cyclical	12.15%
Consumer, Non-Cyclical	21.31%
Energy	9.04%
Financial	23.36%
Industrial	10.70%
Technology	17.95%
Cash, other assets and liabilities	1.46%
Total	100.00%

Summary of Net Assets by Industry

	Market Value	% of Net Assets
Common Stocks
Apparel	$2,908,039	3.99%
Banks	8,452,831	11.58%
Beverages	4,479,543	6.14%
Computers	6,612,977	9.05%
Diversified Financial Services	4,281,251	5.86%
Electronics	1,650,220	2.26%
Food	2,131,059	2.92%
Healthcare-Products	3,244,112	4.44%
Machinery-Construction & Mining	698,724	0.96%
Machinery-Diversified	1,888,277	2.59%
Media	2,946,323	4.03%
Miscellaneous Manufacturing	1,517,577	2.08%
Oil & Gas	3,053,097	4.18%
Oil & Gas Services	3,547,473	4.86%
Pharmaceuticals	5,705,494	7.81%
REITs	4,322,519	5.92%
Retail	5,961,164	8.16%
Semiconductors	2,350,558	3.22%
Software	4,147,890	5.68%
Transportation	2,049,236	2.81%
Total Common Stocks	71,948,364	98.54%
Total Cash Equivalents	1,210,839	1.66%
Total Investment Portfolio	73,159,203	100.20%
Net Other Assets and Liabilities	(143,604)	-0.20%
Total Net Assets	73,015,599	100.00%

6	www.northeastinvest.com

Northeast Investors Growth Fund	Portfolio Update
December 31, 2012 (Unaudited)

Quarterly Portfolio Holdings

Each fiscal quarter-end the Fund is required to file a complete schedule of investments with the Securities and Exchange Commission. The schedules of portfolio holdings for the second and fourth quarters appear in the semi-annual and annual reports to shareholders. For the first and third quarters, the Fund files the schedules of portfolio holdings with the SEC on Form N-Q. The Fund makes the information on Form N-Q available on its website at www.northeastinvest.com or upon request.

Shareholders may also access and review information and reports of the Fund, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC’s internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Fund’s reference number as a registrant under the Investment Company Act of 1940 is 811-3074.

Annual Report | December 31, 2012	7

Northeast Investors Growth Fund	Disclosure of Fund Expenses
December 31, 2012 (Unaudited)

As a shareholder of the Northeast Investors Growth Fund (the “Fund”), you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2012 and held until December 31, 2012.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Net Expense Ratios	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period(a)
Northeast Investors Growth Fund
Actual Return Hypothetical	1.31%	$ 1,000.00	$ 1,041.90	$ 6.72
Return (5% return before expenses)	1.31%	$ 1,000.00	$ 1,018.55	$ 6.65

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

8	www.northeastinvest.com

Northeast Investors Growth Fund	Schedule of Investments
December 31, 2012

Description	Shares	Value $
COMMON STOCKS - 98.54%

Communications - 4.03%

Media - 4.03%
Walt Disney Co.	59,175	$2,946,323

Total Communications		2,946,323

Consumer, Cyclical - 12.15%

Apparel - 3.99%
NIKE, Inc.	19,200	990,720
VF Corp.	12,700	1,917,319

		2,908,039

Retail - 8.16%
CVS Caremark Corp.	44,500	2,151,575
Lowe’s Cos, Inc.	31,700	1,125,984
McDonald’s Corp.	18,550	1,636,296
Target Corp.	17,700	1,047,309

		5,961,164

Total Consumer, Cyclical		8,869,203

Consumer, Non-Cyclical - 21.31%

Beverages - 6.14%
The Coca-Cola Co.	52,500	1,903,125
Diageo PLC, ADR	22,100	2,576,418

		4,479,543

Food - 2.92%
Nestle SA, ADR	32,700	2,131,059

Healthcare-Products - 4.44%
Covidien PLC	26,800	1,547,432
Intuitive Surgical, Inc.(a)	3,460	1,696,680

		3,244,112

Pharmaceuticals - 7.81%
Abbott Laboratories	28,600	1,873,300
Novartis AG, ADR	28,000	1,772,400
Perrigo Co.(b)	19,800	2,059,794

		5,705,494

Total Consumer, Non-Cyclical		15,560,208

See accompanying notes which are an integral part of these financial statements.
Annual Report | December 31, 2012	9

Northeast Investors Growth Fund	Schedule of Investments
December 31, 2012

Energy - 9.04%

Oil & Gas - 4.18%
Chevron Corp.	11,800	$1,276,052
Exxon Mobil Corp.	20,532	1,777,045

		3,053,097

Oil & Gas Services - 4.86%
National Oilwell Varco, Inc.	22,300	1,524,205
Schlumberger Ltd.	29,200	2,023,268

		3,547,473

Total Energy		6,600,570

Financial - 23.36%

Banks - 11.58%
Goldman Sachs Group, Inc.	15,000	1,913,400
JPMorgan Chase & Co.	35,100	1,543,347
U.S. Bancorp	67,600	2,159,144
Wells Fargo & Co.	83,000	2,836,940

		8,452,831

Diversified Financial Services - 5.86%
T. Rowe Price Group, Inc.	27,100	1,765,023
Visa, Inc., Class A	16,600	2,516,228

		4,281,251

Real Estate Investment Trusts - 5.92%
American Tower Corp., Class A	41,431	3,201,373
Weyerhaeuser Co.	40,300	1,121,146

		4,322,519

Total Financial		17,056,601

Industrial - 10.70%

Electronics - 2.26%
Honeywell International, Inc.	26,000	1,650,220

Machinery-Construction & Mining - 0.96%
Caterpillar, Inc.	7,800	698,724

Machinery-Diversified - 2.59%
Deere & Co.(b)	21,850	1,888,277

Miscellaneous Manufacturing - 2.08%
General Electric Co.	72,300	1,517,577

See accompanying notes which are an integral part of these financial statements.
10	www.northeastinvest.com

Northeast Investors Growth Fund	Schedule of Investments
December 31, 2012

Transportation - 2.81%
Union Pacific Corp.	16,300	$2,049,236

Total Industrial		7,804,034

Technology - 17.95%

Computers - 9.05%
Apple, Inc.	9,250	4,930,527
EMC Corp.(a)	66,500	1,682,450

		6,612,977

Semiconductors - 3.22%
QUALCOMM, Inc.	37,900	2,350,558

Software - 5.68%
Akamai Technologies, Inc.(a)	48,450	1,982,090
Oracle Corp.	65,000	2,165,800

		4,147,890

Total Technology		13,111,425

Total Common Stocks (Cost $54,568,186)		71,948,364

Description	Shares	Value $
REPURCHASE AGREEMENT - 1.66%

Repurchase agreement with State Street Bank & Trust Co., dated 12/31/12 due 1/2/13 at 0.01%. Collateralized by U.S. Treasury Securities with various maturity dates, with a Collateral value of $1,235,902 (Repurchase proceeds of $1,210,840)	1,210,839	1,210,839

Total Repurchase Agreement (Cost $1,210,839)		1,210,839

Description	7 Day Yield	Shares	Value $
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 3.38%
State Street Navigator Securities Lending Prime Portfolio(c)	0.27%	2,469,181	2,469,181

Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $2,469,181)			2,469,181

See accompanying notes which are an integral part of these financial statements.
Annual Report | December 31, 2012	11

Northeast Investors Growth Fund	Schedule of Investments
December 31, 2012

Total Investments - 103.58% (Cost $58,248,206)	$75,628,384

Other Liabilities in Excess of Assets - (3.58)%	(2,612,785)

Total Net Assets - 100.00%	$73,015,599

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	All or a portion of the security is on loan as of December 31, 2012.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note K)

See accompanying notes which are an integral part of these financial statements.
12	www.northeastinvest.com

Northeast Investors Growth Fund	Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments*, at market value (Cost $58,248,206)	$75,628,384
Dividends receivable	80,553
Receivable for shares sold	16,706
Other receivables	11,569
Total Assets	75,737,212

LIABILITIES:
Collateral on securities loaned, at value (Note J)	2,469,181
Payable for shares redeemed	88,812
Accrued audit expense	44,400
Accrued investment advisory fee	39,909
Accrued printing fees	27,850
Accrued insurance	17,582
Accrued legal fees	10,776
Accrued administration fees	8,216
Accrued loan fees	3,265
Accrued other expenses	11,622
Total Liabilities	2,721,613
NET ASSETS	$73,015,599

NET ASSETS CONSISTS OF:
Paid-in capital	$55,587,702
Accumulated undistributed net investment income	47,719
Net unrealized appreciation on investments	17,380,178
NET ASSETS	$73,015,599

Shares of beneficial interest issued and outstanding (unlimited number of shares, no par value common stock authorized)	4,380,458
Net Asset Value, offering and redemption price per share	$16.67

*At December 31, 2012, securities with a market value of $2,417,894 were on loan to qualified institutions.

See accompanying notes which are an integral part of these financial statements.
Annual Report | December 31, 2012	13

Northeast Investors Growth Fund	Statement of Operations
For the Year Ended December 31, 2012

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $20,498)	$1,398,866
Securities lending income	9,044
Interest	100
Total Investment Income	1,408,010

EXPENSES:
Investment advisory fee (Note D)	488,646
Administrative fees (Note C)	152,602
Insurance	68,974
Audit fees	65,386
Transfer agent fees (Note C)	59,672
Printing fees	53,189
Legal fees	53,063
Trustee fees	29,274
Registration and filing fees	28,324
Custodian fees	26,596
Interest expense	16,758
Commitment fees	12,856
Miscellaneous fees	14,515
Total Expenses	1,069,855
Net Investment Income	338,155

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	6,455,280
Net change in unrealized appreciation on investments	2,432,183
Net Gain on Investments	8,887,463
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,225,618

See accompanying notes which are an integral part of these financial statements.
14	www.northeastinvest.com

Northeast Investors Growth Fund	Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$338,155	$117,876
Net realized gain on investment transactions	6,455,280	4,842,748
Net change in unrealized appreciation (depreciation) on investments	2,432,183	(11,762,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,225,618	(6,802,026)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(408,312)	–
From net realized gains on investments	(6,012,636)	–
Net Decrease in Net Assets from Distributions	(6,420,948)	–

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,261,243	2,042,710
Reinvestment of distributions	5,731,017	–
Cost of shares redeemed	(12,972,016)	(12,313,780)
Net Decrease in Net Assets from Fund
Share Transactions	(5,979,756)	(10,271,070)

Net Decrease in Net Assets	(3,175,086)	(17,073,096)

NET ASSETS:
Beginning of year	76,190,685	96,263,781

End of year*	$73,015,599	$76,190,685

*Includes accumulated undistributed net investment income:	$47,719	$117,876

See accompanying notes which are an integral part of these financial statements.
Annual Report | December 31, 2012	15

Northeast Investors Growth Fund

NET ASSET VALUE, BEGINNING OF YEAR INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
From net realized gains
Total Distributions

NET ASSET VALUE, END OF YEAR

TOTAL RETURN(b)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of year (in 000s) Ratio to average daily net assets:
Expenses
Net investment income
PORTFOLIO TURNOVER RATE

(a)	Average share method used to calculate per share data.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.
16	www.northeastinvest.com

Financial Highlights
For a share outstanding through the periods presented

2012	2011	2010	2009	2008
$16.22	$17.60	$15.15	$11.74	$20.19

0.08	0.02	0.01	0.02	0.05
1.94	(1.40)	2.47	3.39	(8.45)
2.02	(1.38)	2.48	3.41	(8.40)

(0.10)	–	(0.03)	–	(0.05)
(1.47)	–	–	–	–
(1.57)	–	(0.03)	–	(0.05)

$16.67	$16.22	$17.60	$15.15	$11.74

12.42%	(7.84%)	16.38%	29.05%	(41.61%)

$73,016	$76,191	$93,264	$92,364	$78,453

1.38%	1.40%	1.39%	1.60%	1.27%
0.44%	0.14%	0.03%	0.16%	0.29%
36%	49%	15%	36%	45%

Annual Report | December 31, 2012	17

Northeast Investors Growth Fund	Notes to Financial Statements
December 31, 2012

NOTE A–ORGANIZATION

Northeast Investors Growth Fund (the “Fund”) is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund’s objective is to produce long-term capital appreciation for its shareholders. The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

NOTE B–SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund, which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) are as follows:

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges or last sales price. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost, which approximates market value with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.

Securities and other assets for which market quotations are not readily available or are deemed unreliable (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to determine fair value of securities may include, but are not limited to, contractual restrictions, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers and/or pricing services and information obtained from analysts. The Fund may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. EST. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. At December 31, 2012 there were no securities priced at fair value as determined in good faith.

Investment Transactions: Investment transactions are accounted for as of trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

18	www.northeastinvest.com

Northeast Investors Growth Fund	Notes to Financial Statements
December 31, 2012

Investment Income: Interest income, which consists of interest from repurchase agreements is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes.

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code of 1986, as amended, and its policy is to distribute substantially all of its taxable income, including net realized capital gains, within the prescribed time periods.

As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax years 2009 through 2012.

State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Dividends and Distributions to Shareholders: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. The Fund’s distributions and dividend income are recorded on the ex-dividend date.

Indemnification: In the normal course of business, the Fund may enter into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements in unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Subsequent Events: In accordance with U.S. GAAP, management has evaluated subsequent events through the date these financial statements were issued. All subsequent events determined to be relevant and material to these financial statements as a whole have been accordingly disclosed.

NOTE C–FUND ADMINISTRATION, ACCOUNTING, TRANSFER AGENCY AND SHAREHOLDER SERVICING

Effective October 1, 2012, ALPS Fund Services, Inc. (“ALPS”) serves as Fund administrator for which it is compensated by the Fund. ALPS also serves as fund accountant, transfer agent and shareholder servicing agent. ALPS carries out all functions related to the maintenance of shareholder accounts, acquisition and redemption of shares and mailings to shareholders. ALPS also determines the Fund’s Net Asset Value. Prior to October 1, 2012, Northeast Management & Research Company, Inc. (“NMR”) served as its own fund administrator.

Annual Report | December 31, 2012	19

Northeast Investors Growth Fund	Notes to Financial Statements
December 31, 2012

NMR continues to provide the Fund with the services of a Chief Compliance Officer and anti-money laundering officer.

NOTE D–INVESTMENT ADVISORY AND SERVICE CONTRACT

The Fund has an investment advisory and service contract with NMR (the “Advisor”). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1.00% of the first $10,000,000 of the Fund’s average daily net assets, 3/4 of 1.00% of the next $20,000,000 and 1/2 of 1.00% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment.

Under the Fund’s Investment Advisory Agreement (the “Agreement”), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund’s organization. Compensation to officers of the Fund or Advisor for services rendered to the Fund or to the Advisor are paid by the Advisor. Messrs. John C. Emery, Michael Baldwin, and F. Washington Jarvis, the Fund’s disinterested Trustees, are not officers or directors of the Advisor. The compensation of all disinterested Trustees of the Fund is borne by the Fund.

NOTE E–PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $27,644,084 and $41,562,828, respectively, for the year ended December 31, 2012.

NOTE F–FUND SHARE TRANSACTIONS

At December 31, 2012, there was an unlimited number of fund share transactions authorized with no par value. Transactions in shares of beneficial interest were as follows:

	12/31/2012	12/31/2011

Shares sold	70,793	121,028
Dividends reinvested	341,946	–
Shares redeemed	(730,484)	(722,022)

Net decrease in shares outstanding	(317,745)	(600,994)

NOTE G–REPURCHASE AGREEMENT

On a daily basis, the Fund invests any cash balances into repurchase agreements hypothecated by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

NOTE H–LINE OF CREDIT

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 2012, the Fund had an unused line of credit amounting to $10,000,000. In addition the Fund pays a commitment fee of 0.125% per annum, payable at the end of each quarter based on the unused portion of the line of credit. The committed line of credit may be terminated at the bank’s option at the annual

20	www.northeastinvest.com

Northeast Investors Growth Fund	Notes to Financial Statements
December 31, 2012

renewal date. During the year ended December 31, 2012, interest expense on the committed line of credit totaled $16,758.

The following information relates to aggregate short-term borrowings during the year ended December 31, 2012:

Average amount outstanding (total of daily outstanding principal balances divided by number of days with debt outstanding during the period)	$542,345
Weighted average interest rate	1.43%

NOTE I–TAX BASIS INFORMATION

The tax character of distributions paid for the years ended December 31, 2012 and December 31, 2011, were as follows:

Distributions Paid From:	2012	2011

Ordinary Income	$ 408,312	$ –
Long Term Capital Gains	6,012,636	–

Total	$ 6,420,948	$ –

As of December 31, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed net investment income	$ 47,719
Unrealized appreciation	17,380,178

Total accumulated earnings (losses)—net	$ 17,427,897

At December 31, 2012 the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Cost of Investments for income tax purposes	$ 58,248,206

Aggregate Gross appreciation	$ 17,971,245
Aggregate Gross depreciation	(591,067)

Net unrealized appreciation	$ 17,380,178

NOTE J–SECURITIES LENDING

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 2012, the value of securities loaned and the value of collateral was $2,417,894 and $2,469,181, respectively. During the year ended December 31, 2012, income from securities lending amounted to $9,044.

NOTE K–FAIR VALUE MEASUREMENTS

Accounting Standards Codification ASC 820, “Fair Value Measurements and Disclosures” (ASC 820) established a fair value hierarchy that distinguishes between market data obtained from

Annual Report | December 31, 2012	21

Northeast Investors Growth Fund	Notes to Financial Statements
December 31, 2012

independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The various inputs that may be used to determine the value of the Fund’s investments are summarized in the following fair value hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 -

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 -

Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following table summarizes the Fund’s investments as of December 31, 2012, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total

Common Stocks	$ 71,948,364	$ –	$ –	$ 71,948,364
Investments Purchased with Cash Collateral From Securities Loaned	2,469,181	–	–	2, 469,181
Repurchase Agreement	–	1,210,839	–	1,210,839

TOTAL	$ 74,417,545	$ 1,210,839	$ –	$ 75,628,384

For the year ended December 31, 2012, there have been no significant changes to the Fund’s fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the year ended December 31, 2012. It is the Fund’s policy to recognize transfers at the end of the reporting period.

For the year ended December 31, 2012, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

22	www.northeastinvest.com

Northeast Investors Growth Fund	Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Northeast Investors Growth Fund

We have audited the accompanying statement of assets and liabilities of Northeast Investors Growth Fund (the “Fund”) (a Massachusetts business trust), including the schedule of investments as of December 31, 2012, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2011, and the financial highlights for each of the preceding four years then ended, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 27, 2012.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund as of December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2013

Annual Report | December 31, 2012	23

Northeast Investors Growth Fund	Additional Information
December 31, 2012 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-755-6344, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year ending December 31, 2012 will be available without charge upon request by calling toll-free 1-855-755-6344, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-755-6344. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

Fund	Dividends Received Deduction	Qualified Dividend Income
Northeast Investors Growth Fund	84.35%	100%

The Fund will notify shareholders in early 2013 of amounts paid to them by the Fund, if any, during the calendar year 2012.

4. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 21, 2012, the Audit Committee of the Board of Trustees (the “Board”) of Northeast Investors Growth Fund (the “Fund”) engaged Grant Thornton LLP as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2012. The Fund’s previous independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), was dismissed as of that date. The previous report issued by Ernst & Young on the Fund’s financial statements for the fiscal year ended December 31, 2011 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal period referred to above and the interim period beginning January 1, 2012 through August 21, 2012 (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

24	www.northeastinvest.com

Northeast Investors Growth Fund	Trustees & Officers
December 31, 2012 (Unaudited)

The Trustees of the Fund are William A. Oates Jr., John C. Emery, Michael Baldwin, and F. Washington Jarvis. Under Massachusetts law, the Trustees are generally responsible for overseeing the operation and management of the Fund. The table below provides certain information about the Fund’s Trustees and Officers. The mailing address for the Trustees and Officers of the Fund is 100 High Street, Suite 1000, Boston, MA 02110-2301.

Name/Age/Service *	Position	Principal Occupation(s) and Other Directorships During the Past Five Years
Interested Trustees and Fund Officers
William A. Oates, Jr. ** Age: 70 Years of Service: 32	Trustee and President	Trustee and President of Northeast Investors Growth Fund; President and Director of Northeast Investment Management, Inc.; President and Director of Northeast Management & Research Co., Inc.;
Robert B. Minturn Age: 73 Years of Service: 32	Clerk; Vice President; Chief Legal Officer	Officer of Northeast Investors Trust, Northeast Investors Growth Fund (Trustee until Nov. 2008) and Director and Officer of Northeast Investment Management, Inc.
Richard G. Manoogian Age: 49 Years of Service: 1	Chief Compliance Officer	Director and Chief Compliance Officer of Northeast Investment Management, Inc.; Chief Compliance Officer of Northeast Management & Research Co., Inc.
John F. Francini, Jr Age: 44 Years of Service: 5	Chief Financial Officer	Officer of Northeast Investors Growth Fund; Director and Officer of Northeast Investment Management, Inc. and Northeast Management & Research Co., Inc.
Robert M. Kane Age: 37 Years of Service: 12	Vice President	Chief Compliance Officer (until Feb. 2012) of Northeast Investors Growth Fund
Nancy M. Mulligan Age: 45 Years of Service: 5	Vice President	Officer of Northeast Investors Growth Fund; Director and Officer of Northeast Investment Management, Inc. and Northeast Management & Research Co., Inc.
*	The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.
**	Mr. Oates is an interested Trustee because of his affiliation with the Fund’s investment adviser.

Independent Trustees
John C. Emery Age: 82 Years of Service: 32	Trustee	Of Counsel, Law Firm of Sullivan & Worcester LLP; President of Boston Investment Company
Michael Baldwin Age: 72 Years of Service: 13	Trustee	Partner, Baldwin Brothers, Registered Investment Advisor
F. Washington Jarvis Age: 73 Years of Service: 9	Trustee	Director, ELM Program, Yale Divinity School

Annual Report | December 31, 2012	25

TRUSTEES

William A. Oates, Jr.

Michael Baldwin

John C. Emery

F. Washington Jarvis

OFFICERS

William A. Oates, Jr., President

Robert M. Minturn, Vice President, Clerk & Chief Legal Officer

John F. Francini, Jr., Vice President & Chief Financial Officer

Richard G. Manoogian, Vice President & Chief Compliance Officer

Nancy M. Mulligan, Vice President

Robert M. Kane, Vice President

INVESTMENT ADVISOR

Northeast Management & Research Company, Inc.

100 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway Suite 1100

Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP

226 Causeway Street

Boston, MA 02114

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Past performance is not predictive of future results. You may lose money by investing in the Fund. The information in this letter should not be construed as a recommendation to purchase or sell a particular security, and there is no assurance the securities described remain part of the Fund’s portfolio today.

For a free copy of the Fund’s proxy voting guidelines and proxy voting record visit www.northeastinvest. com/growthfund/proxypolicy.shtml, call 855-755-NEIG (6344) or visit the Securities and Exchange Commission (SEC)’s website at www.sec.gov.

Shares of the Fund are sold to investors at net asset value by

Northeast Investors Growth Fund 100 High Street Boston, Massachusetts 02110
855-755-NEIG (6344) www.northeastinvest.com Must be preceded or accompanied by a prospectus.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. The registrant’s trustee who is considered to be an “interested person” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, does possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Fund.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended December 31, 2012 and December 31, 2011 for professional services rendered by the registrant’s principal accountant for audit of its annual financial statements or services that are normally provided by such accountant in connection with statutory and regulatory filings were $39,900, and $75,000 respectively. For the Registrant’s fiscal year ended December 31, 2012, Grant Thornton LLP served as principal accountant and for the Registrant’s fiscal year ended December 31, 2011, Ernst & Young served as principal accountant. In 2012, the amount of $39,900 was paid to Grant Thornton LLP and in 2011, the amount of $75,000 was paid to Ernst & Young.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal year ended December 31, 2012 and December 31, 2011 for assurance and related services by the registrant’s principal accountant reasonably related to the performance of audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $0 and $21,800 respectively. Such services consisted of a report of the Fund’s transfer agent internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Fund’s anti-money laundering controls and policies. For the Registrant’s fiscal year ended December 31, 2012, Grant Thornton LLP served as principal accountant and for the Registrant’s fiscal year ended December 31, 2011, Ernst & Young served as principal accountant. In 2012, the amount of $0 was paid to Grant Thornton LLP and in 2011, the amount of $21,800 was paid to Ernst & Young.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended December 31, 2012 and December 31, 2011 for professional services rendered by the registrant’s principal accountant for tax matters were $3,500 and $8,800 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns. For the Registrant’s fiscal year ended December 31, 2012, Grant Thornton LLP served as principal accountant and for the Registrant’s fiscal year ended May 31, 2011, Ernst & Young served as principal accountant. In 2012, the amount of $3,500 was paid to Grant Thornton LLP and in 2011, the amount of $8,800 was paid to Ernst & Young.

(d) All Other Fees. During the fiscal years ended December 31, 2012 and 2011 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountant be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a) - (d) of this item were so approved.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) No non-audit services were provided by the registrant’s principal accountant to the registrant’s investment adviser. There is no entity affiliated with registrant’s investment adviser that provides ongoing services to the registrant.

(h) Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Manager of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made with respect to procedures by which shareholders may recommend nominees for trustee during the covered period.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northeast Investors Growth Fund

By:	/s/ William A. Oates, Jr.
William A. Oates, Jr.
President
(principal executive officer)

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William A. Oates, Jr.
William A. Oates, Jr.
President
(principal executive officer)

Date:	March 8, 2013

By:	/s/ John F. Francini
John F. Francini
Chief Financial Officer
(principal financial officer)

Date:	March 8, 2013